SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

DWS Short Duration High Income Fund
Upon the recommendation of DWS Short Duration High Income Fund’s (the “fund”) investment advisor, DWS Investment Management Americas, Inc. (the “Advisor”), the Board of Trustees of Deutsche DWS Income Trust has authorized the termination and liquidation of the fund, which will be effective on or about January 27, 2020 (the “Liquidation Date”). Accordingly, the fund will involuntarily redeem all of its outstanding shares on the Liquidation Date. The liquidation will be effected according to a Plan of Liquidation and Termination. The costs of the liquidation, including the mailing of notifications to shareholders, will be borne by the Advisor. As the Liquidation Date approaches, the fund’s assets will be converted to cash or cash equivalents and the fund will not be pursuing its investment objective.
The fund will be closed to new investors effective the close of business on December 4, 2019. After that date, existing shareholders may continue to invest in the fund and retirement plans that currently offer the fund as an investment option may continue to offer the fund to their participants until the Liquidation Date.
Shareholders may exchange their shares for shares of the same class of another DWS fund or redeem their shares prior to the Liquidation Date. Shareholders who elect to exchange their shares may do so at net asset value without the payment of any contingent deferred sales charge (“CDSC”) and shareholders who elect to redeem their shares will receive the net asset value per share for all shares redeemed less any applicable CDSC on such redemption date. Shareholders whose shares are redeemed by the fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date without the deduction of any applicable CDSC. The exchange or redemption of shares, on or before the Liquidation Date, generally will be a taxable event for shareholders, with the exception of those participating in individual retirement accounts, qualified defined contribution and defined benefit plans, or other qualified investment vehicles. Please consult your personal tax advisor about the potential tax consequences.
Shareholders who redeem their shares prior to the Liquidation Date or whose shares are redeemed on the Liquidation Date, and for which they paid a sales charge, may be able to take advantage of the “reinstatement feature” if they decide to invest with DWS again within six months. With this feature, shareholders can put their money back into the same class of another DWS fund at its current net asset value and, for purposes of a sales charge, it will be treated as if it had never left DWS (this may result in shareholder tax liability for federal income tax purposes). Shareholders will be reimbursed (in the form of fund shares by the fund’s distributor) for any CDSC they paid when they redeemed shares in the fund. Future CDSC calculations will be based on the original investment date, rather than the reinstatement date.
Please Retain This Supplement for Future Reference
November 22, 2019
PROSTKR-108